UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2024

CERO THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40877	87-1088814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 Haskins Way, Suite 230, South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

(650) 407-2376

Registrant’s telephone number, including area code

Phoenix Biotech Acquisition Corp.

2201 Broadway, Suite 705

Oakland, CA 94080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CERO	NASDAQ Global Market
Warrants, each whole warrant exercisable for one share of common stock	CEROW	NASDAQ Capital Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Report”) amends and restates in its entirety the Form 8-K filed on February 15, 2024 by CERo Therapeutics Holdings, Inc. (the “Original Report”), This Report is being filed to (i) correct typographical errors and make clarifying changes to the Original Report, (ii) provide additional information with respect to the PIPE Financing (as defined below) and (iii) file the exhibits referenced in the Original Report, as being filed by amendment. Except as set forth above, the information contained in this Report speaks as of the original date of the Original Report and does not reflect events that may have occurred subsequent to the date of the Original Report.

INTRODUCTORY NOTE

Business Combination

On February 14, 2024 (the “Closing Date”), Phoenix Biotech Acquisition Corp., a Delaware corporation (“PBAX” and, after the consummation of the Business Combination (as defined below), the “Company”), completed the previously announced acquisition of CERo Therapeutics, Inc., a Delaware corporation (“CERo”), pursuant to the business combination agreement and plan of reorganization, dated as of June 4, 2023, as amended by Amendment No. 1, dated as of February 5, 2024 (“Amendment No. 1”), and Amendment No. 2, dated as of February 13, 2024 (“Amendment No. 2”), by and between PBCE Merger Sub, Inc., a Delaware corporation (“Merger Sub”), PBAX and CERo (as amended, the “Business Combination Agreement”).

On the Closing Date, as contemplated by the Business Combination Agreement and described in the section titled “The Business Combination” beginning on page 126 of the final prospectus and definitive proxy statement, dated January 22, 2024 (the “Proxy Statement/Prospectus”), as amended by Supplement No. 1 dated February 6, 2024 (“Supplement No. 1” and, together with the Proxy Statement/Prospectus, the “Amended Proxy Statement/Prospectus”), Merger Sub merged with and into CERo, with CERo surviving as a wholly-owned subsidiary of the Company (the “Surviving Company”) and PBAX changed its corporate name to “CERo Therapeutics Holdings, Inc.” (the “Business Combination”).

At the effective time of the Business Combination (the “Effective Time”), (i) each outstanding share of CERo common stock, par value $0.0001 per share (the “CERo common stock”), was cancelled and converted into the right to receive shares of common stock, par value $0.0001 per share (“Common Stock”) of the Company; (ii) each outstanding option to purchase CERo common stock (each, a “CERo option”) was converted into an option to purchase shares of Common Stock; (iii) each outstanding share of CERo preferred stock, par value $0.0001 per share (the “CERo preferred stock”), was converted into the right to receive shares of Common Stock, and (iv) each warrant to purchase CERo preferred stock (each, a “CERo warrant”) outstanding was converted into a warrant to acquire shares of Common Stock. As described under the subheading “PIPE Financing” below, each outstanding CERo convertible bridge note (the “Convertible Bridge Notes”) was exchanged for shares of Series A Preferred Stock (as defined below).

In addition, pursuant to the Business Combination Agreement, the holders of CERo common stock and CERo preferred stock will have the contingent right to receive additional shares of Common Stock after the closing of the Business Combination (the “Closing”). At Closing, the Company issued three pools of shares subject to forfeiture if the applicable conditions to transferability thereof are not satisfied: (i) 1,200,000 shares of Common Stock (the “Primary Earnout Shares”), which will be fully vested upon the achievement of certain stock price-based earnout targets as described in the section titled “Consideration to CERo’s Stockholders” beginning on page 156 of the Proxy Statement/Prospectus, as modified by Supplement No. 1 thereto, to reflect the adjustment of such targets upon a reset of the conversion price of the Series A Preferred Stock, (ii) 875,000 shares of Common Stock, which will be fully vested at closing of the Business Combination and which are being issued as an offset pursuant to the Sponsor Share Forfeiture Agreement (as defined below) (the “Secondary Earnout Shares”), and (iii) 1,000,000 shares of Common Stock, which will be fully vested upon to achievement of certain regulatory milestone-based earnout targets as described in Amendment No. 2 (the “Tertiary Earnout Shares” and, together with the Primary Earnout Shares and Secondary Earnout Shares, the “Earnout Shares”). Pursuant to a Letter Agreement, dated as of February 14, 2024 (the “Sponsor Share Forfeiture Agreement”), Phoenix Biotech Sponsor, LLC (the “Sponsor”) agreed to forfeit an offsetting 875,000 shares of Common Stock held thereby upon the vesting of the Secondary Earnout Shares and that an additional offsetting 1,000,000 shares of Common Stock held thereby shall be forfeited upon vesting of the Tertiary Earnout Shares and shall be subject to transfer restrictions until the earlier of such forfeiture or the expiration of the earnout period.

As consideration for the Business Combination, the Company issued to CERo stockholders an aggregate of 8,457,653 shares of Common Stock, including 3,075,000 Earnout Shares and 382,653 shares issuable upon exercise of rollover options or warrants.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Business Combination Agreement and the amendments thereto, the Sponsor Share Forfeiture Agreement, and the Share Reallocation Agreement, which are attached as Exhibits 2.1, 2.2, 2.3, 10.11 and 10.12 hereto and are incorporated herein by reference.

PIPE Financing

On February 14, 2024, immediately prior to the Closing, PBAX entered into an Amended and Restated Securities Purchase Agreement (the “Securities Purchase Agreement”), dated February 14, 2024, with CERo and certain accredited investors (the “PIPE Investors”). Pursuant to the Securities Purchase Agreement, the Company issued and sold, and the PIPE Investors purchased, 10,080 shares of Series A convertible preferred stock, par value $0.0001 per share (“Series A Preferred Stock”), of the Company, warrants to purchase 612,746 shares of Common Stock (the “Common Warrants”) and warrants to purchase 2,500 shares of Series A Preferred Stock (the “Preferred Warrants”), for aggregate cash proceeds to the Company of approximately $9.98 million pursuant to the Securities Purchase Agreement (as defined below). A portion of such shares of Series A Preferred Stock were issued as consideration for the cancellation of outstanding indebtedness or securities of PBAX or CERo, including the Promissory Note (as defined below) and the Convertible Bridge Notes. Such financing is referred to as the “PIPE Financing.”

Concurrent with the consummation of the PIPE Financing, the Company entered into (i) a registration rights agreement with the PIPE Investors (the “PIPE Registration Rights Agreement”), pursuant to which the Company agreed to provide the PIPE Investors with customary registration rights related to the shares issued under the Securities Purchase Agreement; and (ii) a side letter (the “Side Letter”) with a lead investor in the PIPE Financing (the “Lead Investor”), pursuant to which the Company agreed to make a payment of $1.0 million to the Lead Investor, which amount reflects an original issue discount to the Lead Investor, and to reimburse $150,000 of legal expenses incurred thereby.

The foregoing description of the PIPE Financing does not purport to be complete and is qualified in its entirety by the terms and conditions of the Securities Purchase Agreement, PIPE Registration Rights Agreement and Side Letter, which are attached hereto as Exhibits 10.8, 10.9 and 10.14 and are incorporated herein by reference.

Promissory Note

In connection with the Business Combination, an aggregate of approximately $1.55 million that had been borrowed under a promissory note, dated December 20, 2022, as amended on December 8, 2023 (as amended, the “Promissory Note”) issued to the Sponsor was extinguished.

Fee Modification

Prior to Closing, the Company entered into fee modification agreements with certain third-party vendors and service providers, pursuant to which such vendors received an aggregate of 1,629,500 shares of Common Stock in lieu of certain payments due to such vendors. As a result, the cash expenses payable at Closing were reduced by approximately $8.54 million.

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in the “Explanatory Note” of this Report is incorporated by reference herein.

Equity Line of Credit

At Closing, and as a condition to the closing of the PIPE Financing, PBAX entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) with the Lead Investor, pursuant to which the Company may sell and issue, and the Lead Investor is obligated to purchase, up to the greater of (i) 2,977,070 shares of Common Stock and (ii) the Exchange Cap (as defined below).

As consideration for the Lead Investor’s commitment to purchase shares of Common Stock pursuant to the Common Stock Purchase Agreement, the Company issued 119,050 shares of Common Stock to the Lead Investor. In addition, the Company has agreed to issue an additional $250,000 of shares of Common Stock to the Lead Investor at each of the 90- and 180-day anniversaries of the effectiveness of the registration statement on Form S-1 with respect to the resale of the shares issuable pursuant to the Common Stock Purchase Agreement, with the number of such shares determined based upon the average of the daily VWAP (as defined below) for each of the five trading days immediately prior to such 90- or 180-day anniversary.

The Company does not have a right to commence any sales of Common Stock to the Lead Investor under the Common Stock Purchase Agreement until the time when all of the conditions to the Company’s right to commence sales of Common Stock to the Lead Investor set forth in the Common Stock Purchase Agreement have been satisfied, including that a registration statement covering the resale of such shares is declared effective by the SEC and the final form of prospectus contained therein is filed with the SEC (the “Commencement Date”). Over the 36-month period from and after the Commencement Date, the Company will control the timing and amount of any sales of Common Stock to the Lead Investor. Actual sales of shares of Common Stock to the Lead Investor under the Common Stock Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding and the Company’s operations.

At any time from and after the Commencement Date, on any business day on which the closing sale price of the Common Stock is equal to or greater than $1.00 (the “Purchase Date”), the Company may direct the Lead Investor to purchase a specified number of shares of Common Stock (a “Fixed Purchase”) not to exceed 10,000 shares at a purchase price equal to the lesser of 90% of (i) the daily volume weighted average price (the “VWAP”) of the Common Stock for the five trading days immediately preceding the applicable Purchase Date for such Fixed Purchase and (ii) the closing price of a share of Common Stock on the applicable Purchase Date for such Fixed Purchase during the full trading day on such applicable Purchase Date.

In addition, at any time from and after the Commencement Date, on any business day on which the closing sale price of the Common Stock is equal to or greater than $1.00 and such business day is also the Purchase Date for a Fixed Purchase of an amount of shares of Common Stock not less than the applicable Fixed Purchase Maximum Amount (as defined in the Common Stock Purchase Agreement) (the “VWAP Purchase Date”), the Company may also direct the Lead Investor to purchase, on the immediately following business day, an additional number of shares of Common Stock in an amount up to the Maximum VWAP Purchase Amount (as defined in the Common Stock Purchase Agreement) (a “VWAP Purchase”) at a purchase price equal to the lesser of 90% of (i) the closing sale price of the Common Stock on the applicable VWAP Purchase Date and (ii) the VWAP during the period on the applicable VWAP Purchase Date beginning at the opening of trading and ending at the VWAP Purchase Termination Time (as defined in the Common Stock Purchase Agreement). At any time from and after the Commencement Date, on any business day that is also the VWAP Purchase Date for a VWAP Purchase, the Company may also direct the Lead Investor to purchase, on such same business day, an additional number of shares of Common Stock in an amount up to the Maximum Additional VWAP Purchase Amount (as defined in the Common Stock Purchase Agreement) (an “Additional VWAP Purchase”) at a purchase price equal to the lesser of 90% of (i) the closing sale price of the Common Stock on the applicable Additional VWAP Purchase Date and (ii) the VWAP during the Additional VWAP Purchase Period (as defined in the Common Stock Purchase Agreement) on the applicable Additional VWAP Purchase Date.

In no event shall the Company issue to the Lead Investor under the Common Stock Purchase Agreement more than 19.99% of the total number of shares of Common Stock outstanding immediately prior to the execution of the Common Stock Purchase Agreement (the “Exchange Cap”), unless (i) the Company obtains the approval of the issuance of such shares by its stockholders in accordance with the applicable stock exchange rules or (ii) sales of Common Stock are made at a price equal to or in excess of the lower of (A) the closing price immediately preceding the delivery of the applicable notice to the Lead Investor and (B) the average of the closing prices of the Common Stock for the five business days immediately preceding the delivery of such notice (in each case plus an incremental amount to take into account the Commitment Shares (as defined in the Common Stock Purchase Agreement), such that the sales of such Common Stock to the Lead Investor would not count toward the Exchange Cap because they are “at market” under applicable stock exchange rules.

Concurrent with the execution of the Common Stock Purchase Agreement, the Company entered into a registration rights agreement with the Lead Investor (the “ELOC Registration Rights Agreement”), pursuant to which the Company agreed to provide the Lead Investor with customary registration rights related to the shares issued under the Common Stock Purchase Agreement.

The foregoing descriptions of the Common Stock Purchase Agreement and the ELOC Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Common Stock Purchase Agreement and the ELOC Registration Rights Agreement, copies of which are filed as Exhibits 10.8 and 10.9 hereto and incorporated by reference herein.

Sponsor Share Forfeiture Agreement

At Closing, the Sponsor entered into the Sponsor Share Forfeiture Agreement, pursuant to which, upon the terms and subject to the conditions set forth therein, the Sponsor agreed to forfeit (i) 875,000 shares of Common Stock upon the vesting of the Secondary Earnout Shares (which occurred at Closing) and (ii) 1,000,000 shares of Common Stock upon the vesting of the Tertiary Earnout Shares. Such 1,000,000 shares of Common Stock shall be subject to transfer restrictions until the earlier of such forfeiture or the expiration of the earnout period.

The foregoing description of the Sponsor Share Forfeiture Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Share Forfeiture Agreement, which is attached hereto as Exhibit 10.11 and is incorporated herein by reference.

Investor Rights and Lock-Up Agreement

At Closing, PBAX, certain stockholders of PBAX (including the Sponsor) and certain stockholders of CERo entered into an Investor Rights and Lock-up Agreement (the “Investor Rights Agreement”). In total, a number of shares of Common Stock equal to (i) 5,961,653 shares held by such stockholders of PBAX and CERo at closing, including shares issuable upon conversion of the Convertible Bridge Notes, but excluding any shares issuable upon exercise of options or warrants and (ii) 1,000,000 shares held by Sponsor will be outstanding and have registration rights pursuant to the Investor Rights Agreement. In addition, shares of Common Stock issuable upon exercise of options and warrants issued in exchange for CERo options and CERo warrants will also be subject to the Investor Rights Agreement upon issuance. Pursuant to the Investor Rights Agreement, each stockholder who is a party thereto will be granted customary registration rights with respect to their respective shares of Common Stock, including demand and piggy-back registration rights.

The Investor Rights Agreement also restricts the ability of certain stockholders to transfer their shares of Common Stock (or any securities convertible into or exercisable or exchangeable for shares of Common Stock), including shares of Common Stock issued in connection with the Business Combination, subject to certain permitted transfers, for a certain period of time. These restrictions will begin at Closing and end on the earlier of (x) the 180-day anniversary of the Closing and (y) the date on which the volume weighted average price of Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty trading days within any thirty consecutive trading day period beginning on the Closing Date, subject to reset to 125% of the conversion price of the Series A Preferred Stock upon any adjustment thereof. An aggregate of 1,755,554 shares are subject to such restrictions.

The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Investor Rights Agreement, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Share Reallocation Agreement

At Closing, PBAX entered into a share reallocation agreement (the “Share Reallocation Agreement”) with the Sponsor and an institutional investor party thereto (a “Share Reallocation Investor”). Pursuant to the Share Reallocation Agreement, upon the terms and subject to the conditions set forth therein, (i) the Share Reallocation Investor agreed to purchase an aggregate of 1,500 shares of Series A Preferred Stock for an aggregate purchase price of $1.5 million in accordance with the Securities Purchase Agreement, and (ii) the Sponsor agreed to forfeit an aggregate of 250,000 shares of Class A Common Stock held by the Sponsor for no additional consideration other than the commitments and undertakings of the Share Reallocation Investor made to the Company, in each case, on or promptly following the consummation of the Business Combination at the Closing.

The foregoing description of the Share Reallocation Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Share Reallocation Agreement, a form of which is attached hereto as Exhibit 10.10 and is incorporated herein by reference.

D&O Indemnification Agreements

At Closing, the Company entered into indemnification agreements with each of its directors and executive officers.

Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from each director or executive officer’s service to the Company, or, at the Company’s request, service as directors or officers of other entities, in each case, to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the “Explanatory Note” of this Report is incorporated by reference into this Item 2.01.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as CERo Therapeutics Holdings, Inc. was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, CERo Therapeutics Holdings, Inc. has ceased to be a shell company. Accordingly, CERo Therapeutics Holdings, Inc. is providing the information below that would be included in a Form 10 if CERo Therapeutics Holdings, Inc. were to file a Form 10. Please note that the information provided below relates to CERo Therapeutics Holdings, Inc. after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations of the Company. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management.

Forward-looking statements include, for example, statements about:

●	the anticipated growth rate and market opportunities of the Company;

●	the ability to obtain or maintain the listing of the Common Stock on Nasdaq following the Business Combination;

●	the Company’s public securities’ potential liquidity and trading;

●	the Company’s success in retaining or recruiting, or changes required in, officers, key employees or directors following the completion of the Business Combination;

●	the Company’s officers and directors allocating their time to other businesses;

●	the potential of CER 1236;

●	the success, cost and timing of the Company’s product development activities, including CER 1236, including preclinical studies and clinical trials;

●	the Company’s expectations about the timing of achieving regulatory approval, including regulatory approval to conduct clinical trials, and the cost of its development programs;

●	sales of the Common Stock by the Company or its stockholders, which may result in increased volatility in the Company’s stock price;

●	the Company’s ability to obtain funding for its operations, including funding necessary to complete further development and commercialization of its product candidates;

●	the commercialization of the Company’s product candidates, if approved;

●	the Company’s plans to research, develop, manufacture and commercialize its product candidates, if approved;

●	the Company’s ability to obtain, maintain, expand, protect and enforce its intellectual property rights;

●	the Company’s ability to operate its business without infringing, misappropriating or otherwise violating the intellectual property rights of third parties;

●	the Company’s ability to attract collaborators with development, regulatory and commercialization expertise;

●	future agreements with third parties in connection with the commercialization of the Company’s product candidates;

●	the size and growth potential of the markets for the Company’s product candidates, and its ability to serve those markets;

●	the rate and degree of market acceptance of the Company’s product candidates;

●	regulatory developments in the United States and foreign countries;

●	the Company’s ability to contract with third-party suppliers and manufacturers and their ability to perform adequately;

●	the success of competing products, therapies or other products that are or may become available;

●	the Company’s ability to attract and retain key scientific or management personnel;

●	the Company’s ability to maintain proper and effective internal controls;

●	the accuracy of the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing;

●	general economic, industry and market conditions, including rising interest rates and inflation;

●	the Company’s expectations regarding the period during which it qualifies as an emerging growth company under the Jumpstart Our Business Startups Act (the “JOBS Act”) and as a smaller reporting company under the federal securities laws; and

●	the Company’s use of the net proceeds from the completion of the Business Combination.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Report and in any document incorporated by reference are more fully described under “Risk Factors” and elsewhere in the Amended Proxy Statement/Prospectus, which is incorporated herein by reference. The risks described in the Amended Proxy Statement/Prospectus are not exhaustive. Other sections of the Amended Proxy Statement/Prospectus describe additional factors that could adversely affect the business, financial condition or results of operations of the Company. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can the Company assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements made by the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section titled “Business of CERo and Information About CERo” beginning on page 187, which is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” on pages 25-83, as modified by Supplement No. 1 in the section titled “Supplemental Risk Factors Disclosure” beginning on page 19 and are incorporated herein by reference.

Financial Information

The (i) unaudited condensed consolidated financial statements of CERo as of September 30, 2023 and for the periods ended September 30, 2023 and December 31, 2022 are set forth beginning on page F-62 of the Proxy Statement/Prospectus, and are incorporated herein by reference and (ii) audited consolidated financial statements of CERo as of and for the years ended December 31, 2022 and 2021 are included in the Proxy Statement/Prospectus beginning on page F-44 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company and CERo as of and for the three months ended September 30, 2023 and for the year ended December 31, 2022 is set forth in Exhibit 99.1 and is incorporated herein by reference.

The information set forth in Item 9.01 of this Report concerning the financial information of CERo is incorporated by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of CERo for the years ended December 31, 2022 and 2021 and for the three months ended September 30, 2023 and 2022 is included in the Proxy Statement/Prospectus beginning on page 333 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

The Quantitative and Qualitative Disclosures about Market Risk of CERo is included in the Proxy Statement/Prospectus beginning on page 231 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

As of February 16, 2024 there were 14,906,847 shares of Common Stock outstanding. The following table sets forth the beneficial ownership of Common Stock following the consummation of the Business Combination and as of February 16, 2024 by:

●	each person who is known to be the beneficial owner of more than 5% of outstanding shares of Common Stock;

●	each of the Company’s current named executive officers and directors; and

●	all current executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable or releasable within 60 days. All amounts include any Earnout Shares which may be voted, but not disposed of, by such persons, even though such Earnout Shares have not and may not vest.

Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares	% of Ownership
Directors and Executive Officers
Brian G. Atwood(1)	248,735	1.7%
Charles Carter	-	-
Daniel Corey(2)	671,470	4.5%
Michael Byrnes	-	-
Chris Ehrlich(3)	487,425	3.3%
Kathleen LaPorte	5,858	*
Robyn Rapaport(4)	50,000	*
Lindsey Rolfe	-	-
All Directors and Executive Officers of the Company Following the Business Combination as a Group (8 Persons)	1,463,488	9.8%
Five Percent Holders
Phoenix Biotech Sponsor, LLC(5)	1,000,000	6.7%

*	Less than one percent.

(1)	Consists of 248,735 shares of Common Stock, including 21,219 Earnout Shares, which are subject to vesting upon the achievement of certain milestones, held by the Atwood-Edminister Trust dtd 4-2-2000, of which Mr. Atwood serves as a trustee.

(2)	Consists of (i) 660,454 shares of Common Stock, including 230,973 Earnout Shares, which are subject to vesting upon the achievement of certain milestones, held by Daniel Corey, (ii) 3,672 shares of Common Stock, including 273 Earnout Shares, which are subject to vesting upon the achievement of certain milestones, held by Elizabeth Corey, (iii) 3,672 shares of Common Stock, including 273 Earnout Shares, which are subject to vesting upon the achievement of certain milestones, held by Daniel Corey as legal guardian of Hannah Corey, a minor child and (iv) 3,672 shares of Common Stock, including 273 Earnout Shares, which are subject to vesting upon the achievement of certain milestones, held by Griffin Corey as legal guardian of Hannah Corey, a minor child.

(3)	Consists of (i) 478,825 shares of Common Stock held by Chris Ehrlich, (ii) 3,600 shares of Common Stock held by his spouse, and (iii) warrants to purchase 5,000 shares of Common Stock, which are exercisable within 60 days of February 16, 2024.

(4)	Consists of 50,000 shares of Common Stock.

(5)	Consists of 1,000,000 shares of Common Stock. The Sponsor is the record holder of the shares reported herein. Jurgen van de Vyver is the manager of the Sponsor and has voting and investment discretion with respect to the Common Stock held by the Sponsor. Mr. Vyver may be deemed to have beneficial ownership of the Common Stock held directly by the Sponsor. The principal business address of the Sponsor and Mr. van de Vyver is 2201 Broadway, Suite 705, Oakland, CA 94612.

Directors and Executive Officers

Upon the consummation of the Business Combination, and in accordance with the terms of the Business Combination Agreement, each executive officer of PBAX ceased serving in such capacity, and each of Barbara Kosacz and Caroline Loewy ceased serving on PBAX’s board of directors. Brian G. Atwood, Michael Byrnes, Daniel Corey, Chris Ehrlich, Kathleen LaPorte, Robyn Rapaport and Lindsey Rolfe were appointed as directors of the Company to serve until the end of their respective terms and until their successors are elected and qualified. Mr. Atwood was appointed Chairman of the Board. The Board of Directors of the Surviving Company (the “Board”) is divided into three classes, designated as Class I, Class II and Class III. The Class I directors appointed are Mr. Byrnes and Ms. Rolfe and their terms will expire at the annual meeting of stockholders to be held in 2025. The Class II directors appointed are Ms. Rapaport, Mr. Atwood and Ms. LaPorte and their terms will expire at the annual meeting of stockholders to be held in 2026. The Class III directors appointed are Mr. Corey and Mr. Ehrlich and their term will expire at the annual meeting of stockholders to be held in 2027. After the expiration of the initial terms, each class will be elected to a subsequent three-year term.

Director Independence

Information regarding director independence is described in the Proxy Statement/Prospectus in the section titled “Management of New CERo—Director Independence” on page 287 and is incorporated herein by reference.

Based upon information requested from and provided by Robyn Rapaport and Lindsey Rolfe concerning their respective backgrounds, employment and affiliations, including family relationships, the parties have determined that, upon the consummation of the Business Combination, each of Ms. Rapaport and Ms. Rolfe will be considered independent directors of the Company under Nasdaq rules and Rule 10A-3 of the Exchange Act.

Committees of the Board of Directors

Mr. Byrnes, Mr. Ehrlich and Ms. Rapaport were appointed to the Company’s audit committee. Mr. Byrnes was appointed the chair of the audit committee. Each of Mr. Byrnes, Mr. Ehrlich and Ms. Rapaport can read and understand fundamental financial statements and is independent under the rules and regulations of the SEC and the listing standards of the Nasdaq applicable to audit committee members. Mr. Byrnes qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq. The Company’s audit committee will operate under a written charter, to be effective upon the closing of this Business Combination, that satisfies the applicable listing standards of the Nasdaq.

Ms. LaPorte, Mr. Ehrlich and Ms. Rolfe were appointed to the Company’s compensation committee. Ms. LaPorte was appointed the chair of the compensation committee. Each member of the compensation committee is independent under the listing standards of the Nasdaq and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

Ms. Rolfe, Ms. Rapaport and Ms. LaPorte were appointed to the Company’s nominating and corporate governance committee. Ms. Rolfe was appointed the chair of the nominating and corporate governance committee. The Board has determined that each member of the nominating and corporate governance committee is independent under the listing standards of the Nasdaq.

Brian Atwood was appointed as the Company’s Chief Executive Officer and principal executive officer, Charles Carter was appointed as the Company’s Chief Financial Officer and principal financial officer and principal accounting officer and Daniel Corey was appointed as the Company’s Chief Technical Officer.

The Company’s directors and executive officers are described in the Proxy Statement/Prospectus in the sections entitled “The Director Election Proposal” beginning on page 111 and “Management of New CERo” beginning on page 284 for biographical information about each of the directors and officers following the Business Combination which are incorporated herein by reference. The information set forth in Item 5.02 of this Report with respect to Robyn Rapaport and Lindsey Rolfe is incorporated by reference herein.

Additionally, interlocks and insider participation information regarding the Company’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Management of New CERo—Compensation Committee Interlocks and Insider Participation” on page 181 and that information is incorporated herein by reference. Neither Robyn Rapaport nor Lindsey Rolfe serves or served during the fiscal year ended December 31, 2023, as a member of the board of directors or compensation committee of a company that has one or more executive officers serving as a member of the Board or compensation committee.

Executive Compensation

The compensation of CERO’s executive officers and directors is described in the Proxy Statement/Prospectus in the section titled “CERo Executive and Director Compensation” beginning on page 2312 and that information is incorporated herein by reference.

Director Compensation

The compensation of the Company’s executive officers and directors is described in the Proxy Statement/Prospectus in the section titled “CERo Executive and Director Compensation—Director Compensation” beginning on page 233 and that information is incorporated herein by reference.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions—CERo Relationships and Related Party Transactions” beginning on page 261 and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement/Prospectus titled “Business of CERo and Information About CERo—Legal Proceedings” beginning on page 221, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Shares of Common Stock and Warrants were approved to commence trading on the Nasdaq under the symbols “CERO” and “CEROW,” respectively, on February 15, 2024. The Company has not paid any cash dividends on its shares of Common Stock to date. It is the present intention of the Board to retain all earnings, if any, for use in the Company’s operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of the Board.

Description of Registrant’s Securities to Be Registered

The description of the Company’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of New CERo’s Securities After the Business Combination” beginning on page 263, as modified by Supplement No. 1 in the section titled “Supplemental Disclosure to Description of New CERo’s Securities after the Business Combination” beginning on page 40, and is incorporated herein by reference.

Immediately following the consummation of the Business Combination, there were 14,906,847 shares of Common Stock issued and outstanding, held of record by 101 holders; 10,080 shares of Series A Preferred Stock outstanding; and 10,187,899 warrants and options of the Company issued and outstanding. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Indemnification of Directors and Officers

The information set forth under Item 1.01 of this Report is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 1.01 with respect to the issuance of the (i) shares of Common Stock pursuant to the Common Stock Purchase Agreement and (ii) shares of Series A Preferred Stock, Common Warrants and Preferred Warrants pursuant to the Securities Purchase Agreement is incorporated herein by reference. All such securities will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder, or under any state securities laws. The Company relied on this exemption from registration in entering into each of the Common Stock Purchase Agreement and the Securities Purchase Agreement and the Company will rely upon this exemption from registration in issuing such securities based in part on representations made by the Lead Investor and the PIPE Investors, respectively. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 5.01 Changes in Control of Registrant.

The disclosures set forth under the Introductory Note and in Item 2.01 of this Report are incorporated herein by reference.

Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Summary of the Proxy Statement/Prospectus—Pro Forma Ownership of New CERo Upon Closing” beginning on page 4, as modified by Supplement No. 1 in the section titled “Revised Disclosure to Summary of the Proxy Statement/Prospectus—Pro Forma Ownership of New CERo Upon Closing” beginning on page 14, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

Pursuant to the Business Combination Agreement, as of the Effective Time, (i) Ms. Kosacz and Ms. Loewy resigned from the board of directors of PBAX and any committees thereof and (ii) each of the named executive officers of PBAX ceased to be officers of PBAX and its subsidiaries.

Effective immediately following the Business Combination, Mr. Byrnes, Mr. Atwood, Ms. LaPorte, Mr. Corey and Mr. Ehrlich were appointed as directors of the Company, to serve until the end of their respective terms and until their successors are elected and qualified. Effective as of the consummation of the Business Combination, Mr. Atwood was appointed as the Company’s Chief Executive Officer, Mr. Carter was appointed as the Company’s Chief Financial Officer and Mr. Corey was appointed as the Company’s Chief Technical Officer.

Reference is also made to the disclosures described in the Proxy Statement/Prospectus in the sections entitled “The Director Election Proposal” beginning on page 111 and “Management of New CERo” beginning on page 284 for biographical information about each of the directors and officers following the Business Combination which are incorporated herein by reference.

On February 14, 2024, the Board increase the size of the Board to seven directors and filled the vacancies caused thereby by electing each of Lindsey Rolfe and Robyn Rapaport to serve as a director until her successor is duly elected and qualified or until her earlier resignation or removal.

Robyn Rapaport, 31. Ms. Rapaport has served a principal overseeing alternative investments at Rapaport Capital since November 2021. Prior to that, Ms. Rapaport was an entrepreneur at the University of California Los Angeles Anderson Venture Accelerator, from June 2019 to December 2020. Ms. Rapaport holds an MBA from the University of California, Los Angeles and a B.A. from the University of Pennsylvania in history and consumer psychology.

Lindsey Rolfe, 56. Ms. Rolfe is an experienced chief medical officer with track record of success in early to late stage clinical development, product registration, medical affairs leadership and investor relationships. Ms. Rolfe has served as Chief Medical Officer at 3B GmbH since August 2023. In addition, Ms. Rolfe has served as an independent director at Atreca Inc. (Nasdaq: BCEL) since August 2019. Previously, Ms. Rolfe served as the Chief Medical Officer at Clovis Oncology Inc. from August 2015 until June 2023. Ms. Rolfe holds a BSc Anatomy and Bachelor of Medicine and Surgery from the University of Edinburgh.

There are no arrangements or understandings between either Ms. Rapaport or Ms. Rolfe and any other person pursuant to which Ms. Rapaport or Ms. Rolfe was selected as a director. There are no transactions involving either Ms. Rapaport or Ms. Rolfe would be required to be reported under Item 404(a) of Regulation S-K.

2024 Equity Incentive Plan

In connection with the consummation of the Business Combination, the stockholders of PBAX approved the CERo Therapeutics Holdings, Inc. 2024 Equity Incentive Plan (the “2024 Equity Incentive Plan”) and the Board adopted the 2024 Equity Incentive Plan. The 2024 Equity Incentive Plan provides for the award of stock options (both incentive and non-qualified), stock appreciation rights, restricted stock units awards, restricted stock awards, performance awards unrestricted stock awards, and other stock awards. Employees, consultants and directors of the Company and its affiliates are eligible to receive awards under the 2024 Equity Incentive Plan. The 2024 Equity Incentive Plan is administered by the Board or the compensation committee of the Board, referred to herein as the “plan administrator”.

The Board (or any committee thereof) may also delegate to one or more of the Company’s officers the authority to (i) designate employees (other than officers) to receive specified stock awards and (ii) determine the number of shares subject to such stock awards. Under the 2024 Equity Incentive Plan, the Board (or an authorized delegate) has the authority to determine award recipients, grant dates, the numbers and types of awards to be granted, the applicable fair market value in a manner consistent with the Internal Revenue Code of 1986, as amended (the “Code”), and the provisions of each award, including the period of exercisability, the vesting schedule applicable to a stock award and the number of shares of stock to be covered by any award.

The Board has the authority to amend, suspend, or terminate the 2024 Equity Incentive Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require approval of the Company’s stockholders.

Subject to adjustment for changes in the Company’s capitalization, the maximum number of shares of new Common Stock that may be issued under the 2024 Equity Incentive Plan after it becomes effective will not exceed a number of shares of Common Stock equal to the product of (i) 20% multiplied by (ii) the total number of shares of the fully diluted Common Stock determined as of immediately following the closing of the Business Combination (the “Share Reserve”). The CERo options that are assumed as part of the Business Combination and converted into options to purchase shares of the Common Stock are not counted in the Share Reserve. In addition, the Share Reserve will automatically increase on January 1 of each year for a period of ten years, commencing on January 1, 2024 and ending (and including) on January 1, 2034, in an amount equal to (i) 5% of the total number of shares of the fully diluted Common Stock determined on December 31 of the preceding year, or (ii) a lesser number of shares of the Common Stock determined by the Board or the compensation committee prior to January 1 of a given year.

The value of all awards awarded under the 2024 Equity Incentive Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year may not exceed (i) $1,000,000 in total value or (ii) if such non-employee director is first appointed or elected to the Board during such annual period, $1,500,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

A more complete summary of the terms of the 2024 Equity Incentive Plan is set forth in the Proxy Statement/Prospectus, in the section titled “Proposal No. 6 — The Incentive Plan Proposal.” That summary and the foregoing description of the 2024 Equity Incentive Plan are qualified in their entirety by reference to the text of the 2024 Equity Incentive Plan, which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

2024 ESPP

In connection with the consummation of the Business Combination, the Company adopted the 2024 Employee Stock Purchase Plan (the “2024 ESPP”), which became effective on the date immediately preceding the closing of the Business Combination.

The 2024 ESPP includes two components: a “423 Component” and a “Non-423 Component.” The 423 Component is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. The Non-423 Component will be construed in a manner that is consistent with the requirements of Section 423 of the Code, and is intended to allow non-US employees to also participate in the plan, subject to applicable requirements of foreign laws.

The maximum number of shares of Common Stock that may be issued under the 2024 ESPP Plan is 5,099,252 shares, subject to adjustments for changes in the Company’s capitalization.

In addition, the number of shares of Common Stock reserved and available for issuance under the 2024 ESPP will automatically increase January 1, 2025 and each January thereafter by the lesser of (i) 1% of the total number of shares of the fully diluted Common Stock determined on December 31 of the preceding year, and (y) 200% of the Initial Share Reserve (as defined in the 2024 ESPP).

A more complete summary of the terms of the 2024 Employee Stock Purchase Plan is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 7 — The ESPP Proposal.” That summary and the foregoing description of the 2024 ESPP are qualified in their entirety by reference to the text of the 2024 ESPP, which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the consummation of the Business Combination, the Company (i) filed a second amended and restated certificate of incorporation with the Secretary of State of the State of Delaware (as amended, the “Certificate of Incorporation”), and (ii) adopted amended and restated bylaws (as amended, the “Bylaws”). Material terms of the Certificate of Incorporation and the Bylaws that took effect upon the filing of the Certificate of Incorporation with the Secretary of State of the State of Delaware are described in the Proxy Statement/Prospectus in the section entitled “Proposal 2 — The Charter Amendment Proposal” beginning on page 104, which information is incorporated by reference herein.

Copies of the Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2 to this Report, respectively, and are incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Amended Proxy Statement/Prospectus, and specifically in the sections entitled “The Business Combination” beginning on page 126 of the Proxy Statement/Prospectus and “Revised Disclosure to the Business Combination—The Business Combination” beginning on page 126 of Supplement No. 1, which are incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The consolidated financial statements of CERo for the years ended December 31, 2022 and 2021 are set forth in the Proxy Statement/Prospectus beginning on page F-44 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of PBAX and CERo for the years ended December 31, 2023 are set forth in Exhibit 99.1 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of June 4, 2023, by and among Phoenix Biotech Acquisition Corp., PBCE Merger Sub, Inc. and CERo Therapeutics, Inc., as amended (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Phoenix Biotech Acquisition Corp. with the Securities and Exchange Commission on June 5, 2023).
2.2	Amendment No. 1 to the Business Combination Agreement, dated as of February 5, 2024, by and among Phoenix Biotech Acquisition Corp., PBCE Merger Sub, Inc. and CERo Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Phoenix Biotech Acquisition Corp. with the Securities and Exchange Commission on February 6, 2024).
2.3	Amendment No. 2 to the Business Combination Agreement, dated as of February 13, 2024, by and among Phoenix Biotech Acquisition Corp., PBCE Merger Sub, Inc. and CERo Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Phoenix Biotech Acquisition Corp. with the Securities and Exchange Commission on February 13, 2024).
3.1*	Second Amended and Restated Certificate of Incorporation of CERo Therapeutics Holdings, Inc.
3.2*	Second Amended and Restated Bylaws of CERo Therapeutics Holdings, Inc.
3.3*	Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock.
3.4*	Certificate of Correction to Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock.
3.5*	Second Certificate of Correction to Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock.

Exhibit No.	Description
4.1	Warrant Agreement, by and between Phoenix Biotech Acquisition Corp. and Continental Stock Transfer & Trust Company, dated October 5, 2021 (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1 filed by Phoenix Biotech Acquisition Corp. with the Securities and Exchange Commission on September 13, 2021).
4.2*	Form of Common Warrant.
4.3*	Form of Preferred Warrant.
4.5*	Description of Securities.
10.1+	CERo Therapeutics, Inc. 2016 Equity Incentive Plan, as amended (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-4/A filed by Phoenix Biotech Acquisition Corp. with the Securities and Exchange Commission on June 7, 2023).
10.2+*	CERo Therapeutics Holdings, Inc. 2024 Equity Incentive Plan.
10.3+*	CERo Therapeutics Holdings, Inc. 2024 Employee Stock Purchase Plan.
10.4	Form of Indemnification Agreement, by and between Phoenix Biotech Acquisition Corp. and each of its directors and executive officers (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-4/A filed by Phoenix Biotech Acquisition Corp. with the Securities and Exchange Commission on December 18, 2023).
10.5*	Investor Rights and Lock-Up Agreement, dated February 14, 2024, by and between Phoenix Biotech Acquisition Corp. and the parties named therein.
10.6*	Amended and Restated Securities Purchase Agreement, dated as of February 14, 2024, by and between Phoenix Biotech Acquisition Corp., CERo Therapeutics, Inc. and the investors named therein.
10.7*	Registration Rights Agreement, dated as of February 14, 2024, by and between Phoenix Biotech Acquisition Corp., CERo Therapeutics, Inc. and the investors named therein.
10.8*	Common Stock Purchase Agreement, dated as of February 14, 2024, by and between CERo Therapeutics Holdings, Inc. and the Lead Investor.
10.9*	Registration Rights Agreement, dated as of February 14, 2024, by and between CERo Therapeutics Holdings, Inc. and the Lead Investor.
10.10*	Form of Share Reallocation Agreement, dated as of February 14, 2024, by and among Phoenix Biotech Acquisition Corp., Phoenix Biotech Sponsor, LLC and the parties named therein.
10.11*	Letter Agreement, dated as of February 14, 2024, by and between Phoenix Biotech Sponsor, LLC and Cero Therapeutics Holdings, Inc.
10.12*	Side Letter, dated as of February 14, 2024, by and between Phoenix Biotech Acquisition Corp. and the Lead Investor.
21.1*	List of subsidiaries of CERo Therapeutics Holdings, Inc.
99.1*	Unaudited pro forma condensed combined financial information of CERo Therapeutics Holdings, Inc. for the year ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
+	Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CERO THERAPEUTICS HOLDINGS, INC.

By:	/s/ Brian G. Atwood
Name:	Brian G. Atwood
Title:	Chief Executive Officer

Dated: February 27, 2024